                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  SONICblue Inc                     CASE NO.  03-51775 msj, 03-51776 msj,
        Diamond Multimedia Systems, Inc             03-51777 msj, 03-51778 msj
        ReplayTV, Inc                     CHAPTER 11
        Sensory Science Corporation       MONTHLY OPERATING REPORT
                                          (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

      MONTH ENDED:   Nov-04                PETITION DATE:    03/21/03
                   ----------                              ------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
      Dollars reported in  $1
                           --

                                                                                  END OF CURRENT    END OF PRIOR     AS OF PETITION
                                                                                                    ------------
2.    ASSET AND LIABILITY STRUCTURE                                                   MONTH             MONTH            FILING
                                                                                      -----             -----            ------
      a.  Current Assets                                                             $79,469,563     $79,644,224       $167,641,723
                                                                                  ---------------  --------------     --------------
      b.  Total Assets                                                               $79,469,563     $79,644,224       $171,565,518
                                                                                  ---------------  --------------     --------------
      c.  Current Liabilities                                                           $546,253        $628,788       $259,140,287
                                                                                  ---------------  --------------     --------------
      d.  Total Liabilities                                                         $237,450,419    $237,532,954       $283,757,820
                                                                                  ---------------  --------------     --------------
                                                                                                                        CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                         CURRENT MONTH    PRIOR MONTH       (CASE TO DATE)
                                                                                   -------------    -----------       --------------
      a.  Total Receipts (includes net cash rec'd/paid to acquirer)                      $42,948        $122,060       $119,986,272
                                                                                  ---------------  --------------     --------------
      b.  Total Disbursements                                                           $217,609         $65,456        $43,581,594
                                                                                  ---------------  --------------     --------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                   ($174,661)        $56,604        $76,404,678
                                                                                  ---------------  --------------     --------------
      d.  Cash Balance Beginning of Month                                            $79,644,224     $79,587,620         $3,064,884
                                                                                  ---------------  --------------     --------------
      e.  Cash Balance End of Month (c + d)                                          $79,469,563     $79,644,224        $79,469,562
                                                                                  ---------------  --------------     --------------
                                                                                                                        CUMULATIVE
                                                                                   CURRENT MONTH    PRIOR MONTH       (CASE TO DATE)
                                                                                   -------------    -----------       --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                    ($92,126)       ($82,003)      ($89,366,973)
                                                                                   -------------    ------------      --------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                             $0              $0
                                                                                   -------------    ------------
6.    POST-PETITION LIABILITIES                                                         $546,253        $628,788
                                                                                   -------------    ------------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                                  $0              $0
                                                                                   -------------    ------------
AT THE END OF THIS REPORTING MONTH:                                                                     YES                 NO
                                                                                                        ---                 --
8.    Have any payments been made on pre-petition debt, other than payments in the normal                                   X
      course to secured creditors or lessors? (if yes, attach listing including date of           ---------------     --------------
      payment, amount of payment and name of payee)
9.    Have any payments been made to professionals?  (if yes, attach listing including date of     X (Exhibit 1)
      payment, amount of payment and name of payee)                                               ---------------     --------------
10.   If the answer is yes to 8 or 9, were all such payments approved by the court?                     X
                                                                                                  ---------------     --------------
11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,        X (Exhibit 2)
      attach listing including date of payment, amount and reason for payment, and name of payee) ---------------     --------------
12.   Is the estate insured for replacement cost of assets and for general liability?                   X
                                                                                                  ---------------     --------------
13.   Are a plan and disclosure statement on file?                                                                          X
                                                                                                  ---------------     --------------
14.   Was there any post-petition borrowing during this reporting period?                                                   X
                                                                                                  ---------------     --------------
15.   Check if paid: Post-petition taxes  X ;      U.S. Trustee Quarterly Fees  X ;  Check if filing is current for: Post-petition
                                         ----                                  ----
      tax reporting and tax returns:  ___2002 tax return preparation is in progress
      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:___________                            ____________________________________
                                            Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                       FOR THE MONTH ENDED     11/30/04
                                            -------------
     ASSETS

                                                                        FROM SCHEDULES           MARKET VALUE
                                                                        --------------           ------------
        CURRENT ASSETS

 1           Cash and cash equivalents - unrestricted                                             $79,469,563
                                                                                                --------------
 2           Cash and cash equivalents - restricted                                                        $0
                                                                                                --------------
 3           Accounts receivable (net)                                        A                            $0
                                                                                                --------------
 4           Inventory                                                        B                            $0
                                                                                                --------------
 5           Prepaid expenses                                                                              $0
                                                                                                --------------
 6           Professional retainers
                                                                                                --------------
 7           Other:
                   --------------------------------------------                                 --------------
 8
             --------------------------------------------------                                 --------------

 9                      TOTAL CURRENT ASSETS                                                      $79,469,563
                                                                                                --------------

        PROPERTY AND EQUIPMENT (MARKET VALUE)

10           Real property                                                    C                            $0
                                                                                                --------------
11           Machinery and equipment                                          D                            $0
                                                                                                --------------
12           Furniture and fixtures                                           D                            $0
                                                                                                --------------
13           Office equipment                                                 D                            $0
                                                                                                --------------
14           Leasehold improvements                                           D                            $0
                                                                                                --------------
15           Vehicles                                                         D                            $0
                                                                                                --------------
16           Other:                                                           D
                   --------------------------------------------                                 --------------
17                                                                            D
             --------------------------------------------------                                 --------------
18                                                                            D
             --------------------------------------------------                                 --------------
19                                                                            D
             --------------------------------------------------                                 --------------
20                                                                            D
             --------------------------------------------------                                 --------------

21                      TOTAL PROPERTY AND EQUIPMENT                                                       $0
                                                                                                --------------

        OTHER ASSETS

22           Loans to shareholders                                                              --------------

23           Loans to affiliates                                                                --------------
24
             --------------------------------------------------                                 --------------
25
             --------------------------------------------------                                 --------------
26
             --------------------------------------------------                                 --------------
27
             --------------------------------------------------                                 --------------
28                      TOTAL OTHER ASSETS                                                                 $0
                                                                                                --------------
29                      TOTAL ASSETS                                                              $79,469,563
                                                                                                ==============

    NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

        POST-PETITION

             CURRENT LIABILITIES
30                 Salaries and wages                                                                  $9,651
                                                                                                --------------
31                 Payroll taxes
                                                                                                --------------
32                 Real and personal property taxes
                                                                                                --------------
33                 Income taxes
                                                                                                --------------
34                 Sales taxes
                                                                                                --------------
35                 Notes payable (short term)
                                                                                                --------------
36                 Accounts payable (trade)                                   A                            $0
                                                                                                --------------
37                 Real property lease arrearage
                                                                                                --------------
38                 Personal property lease arrearage
                                                                                                --------------
39                 Accrued professional fees                                                         $536,602
                                                                                                --------------
40                 Current portion of long-term post-petition debt (due within 12 months)
                                                                                                --------------
41                 Other:
                          --------------------------------------------                          --------------
42
                   ---------------------------------------------------                          --------------
43
                   ---------------------------------------------------                          --------------

44                 TOTAL CURRENT LIABILITIES                                                         $546,253
                                                                                                --------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                --------------
46                 TOTAL POST-PETITION LIABILITIES                                                   $546,253
                                                                                                --------------
        PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                 Secured claims                                             F                            $0
                                                                                                --------------
48                 Priority unsecured claims                                  F                            $0
                                                                                                --------------
49                 General unsecured claims                                   F                            $0
                                                                                                --------------
50                 TOTAL PRE-PETITION LIABILITIES                                                $236,904,166
                                                                                                --------------
51                 TOTAL LIABILITIES                                                             $237,450,419
                                                                                                --------------
     EQUITY (DEFICIT)

52           Retained Earnings/(Deficit) at time of filing                                      ($644,469,546)
                                                                                                --------------
53           Capital Stock                                                                       $419,094,388
                                                                                                --------------
54           Additional paid-in capital                                                          $156,761,274
                                                                                                --------------
55           Cumulative profit/(loss) since filing of case                                       ($89,366,972)
                                                                                                --------------
56           Post-petition contributions/(distributions) or (draws)
                                                                                                --------------
57
                   ---------------------------------------------------                          --------------
58           Market value adjustment
                                                                                                --------------
59                 TOTAL EQUITY (DEFICIT)                                                       ($157,980,856)
                                                                                                --------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                       $79,469,563
                                                                                                ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                               ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE          PAST DUE
RECEIVABLES AND PAYABLES AGINGS                              [PRE AND POST PETITION]       [POST PETITION]      POST PETITION DEBT
                                                             -----------------------       ----------------     ------------------
     0 -30 Days                                                                  $0
                                                             -----------------------       ----------------
     31-60 Days                                                                  $0
                                                             -----------------------       ----------------
     61-90 Days                                                                  $0                                            $0
                                                             -----------------------       ----------------     ------------------
     91+ Days                                                              $595,070
                                                             -----------------------       ----------------
     Total accounts receivable/payable                                     $595,070                     $0
                                                             -----------------------       ================
     Allowance for doubtful accounts                                       $595,070
                                                             -----------------------
     Accounts receivable (net)                                                   $0
                                                             =======================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                           COST OF GOODS SOLD
----------------------------------                           ------------------
                                        INVENTORY(IES)
                                          BALANCE AT
                                         END OF MONTH        INVENTORY BEGINNING OF MONTH                                      $0
                                         ------------                                                           ------------------
                                                             Add -

     Retail/Restaurants -                                      Net purchase
                                                                                                                ------------------
       Product for resale                        $0            Direct labor
                                      -----------------                                                         ------------------
                                                               Manufacturing overhead
                                                                                                                ------------------
     Distribution -                                            Freight in
                                                                                                                ------------------
       Products for resale                                     Other:
                                      -----------------                                                         ------------------
                                                                                                                               $0
                                                             ----------------------------------------------     ------------------

                                                             ----------------------------------------------     ------------------
     Manufacturer -
       Raw Materials
                                      -----------------
       Work-in-progress                                      Less -
                                      -----------------
       Finished goods                                          Inventory End of Month                                          $0
                                      -----------------                                                         ------------------
                                                               Shrinkage
                                                                                                                ------------------
     Other - Explain                                           Personal Use
                                      -----------------                                                         ------------------

    ---------------------------------
                                                             Cost of Goods Sold                                                $0
    ---------------------------------                                                                           ==================
         TOTAL                                   $0
                                      =================

     METHOD OF INVENTORY CONTROL                             INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?   Indicate by a checkmark method of inventory used.
                        Yes_____    No______

     How often do you take a complete physical inventory?    Valuation methods -
                                                                 FIFO cost                                 _____
       Weekly                    ______                          LIFO cost                                 _____
       Monthly                   ______                          Lower of cost or market                   _____
       Quarterly                 ______                          Retail method                             _____
       Semi-annually             ______                          Other                                     _____
       Annually                  ______                            Explain
Date of last physical inventory was    ____________________  _____________________________________________________________________
                                                             _____________________________________________________________________
Date of next physical inventory is     ____________________  _____________________________________________________________________

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                        COST           MARKET VALUE
                                                   ----           ------------
     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------
     Total                                             $0                   $0
                                                ==========      ===============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                        COST           MARKET VALUE
                                                   ----           ------------
Machinery & Equipment -

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------
     Total                                             $0                   $0
                                                ==========      ===============


Furniture & Fixtures -

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------
     Total                                             $0                   $0
                                                ==========      ===============

Office Equipment -

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------
     Total                                             $0                   $0
                                                ==========      ===============

Leasehold Improvements -

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------
     Total                                             $0                   $0
                                                ==========      ===============

Vehicles -

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------

     ----------------------------------------   ----------      ---------------
     Total                                             $0                   $0
                                                ==========      ===============

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        For the Month Ended     11/30/04
                                            ----------------

          CURRENT MONTH
---------------------------------
                                                                                         CUMULATIVE    NEXT MONTH
   ACTUAL    FORECAST   VARIANCE                                                       (CASE TO DATE)   FORECAST
-----------  --------  ----------                                                      --------------  -----------
                                       REVENUES:
        $0                    $0    1    Gross Sales                                      $7,257,704
-----------  --------  ----------                                                      --------------  -----------
                              $0    2    less: Sales Returns & Allowances                 $4,063,280
-----------  --------  ----------                                                      --------------  -----------
                  $0          $0    3    Net Sales                                        $3,194,424           $0
-----------  --------  ----------                                                      --------------  -----------
                              $0    4    less: Cost of Goods Sold    (Schedule 'B')       $2,236,107
-----------  --------  ----------                                                      --------------  -----------
                  $0          $0    5    Gross Profit                                       $958,317           $0
-----------  --------  ----------                                                      --------------  -----------
                              $0    6    Interest                                                 $0
-----------  --------  ----------                                                      --------------  -----------
                              $0    7    Other Income:                                    $3,713,382
-----------  --------  ----------                      ------------------------------  --------------  -----------
        $0                    $0    8    Gain or (Loss) on UMC sales                    ($16,535,860)
-----------  --------  ----------      ----------------------------------------------  --------------  -----------
                              $0    9                                                             $0
-----------  --------  ----------      ----------------------------------------------  --------------  -----------
        $0        $0          $0   10        TOTAL REVENUES                             ($11,864,161)          $0
-----------  --------  ----------                                                      --------------  -----------
                                       EXPENSES:
   $11,750              ($11,750)  11    Compensation to Owner(s)/Officer(s)                $640,282
-----------  --------  ----------                                                      --------------  -----------
   $10,525              ($10,525)  12    Salaries                                         $1,615,388
-----------  --------  ----------                                                      --------------  -----------
                              $0   13    Commissions                                              $0
-----------  --------  ----------                                                      --------------  -----------
    $1,804               ($1,804)  14    Contract Labor                                     $205,354
-----------  --------  ----------                                                      --------------  -----------
                                         Rent/Lease:
                              $0   15        Personal Property                                $8,533
-----------  --------  ----------                                                      --------------  -----------
                              $0   16        Real Property                                  $999,738
-----------  --------  ----------                                                      --------------  -----------
   ($3,504)               $3,504   17    Insurance                                        $2,461,381
-----------  --------  ----------                                                      --------------  -----------
                              $0   18    Management Fees                                          $0
-----------  --------  ----------                                                      --------------  -----------
                              $0   19    Depreciation                                       $159,065
-----------  --------  ----------                                                      --------------  -----------
                                         Taxes:
      $323                 ($323)  20        Employer Payroll Taxes                         $312,732
-----------  --------  ----------                                                      --------------  -----------
                              $0   21        Real Property Taxes                             $12,760
-----------  --------  ----------                                                      --------------  -----------
                              $0   22        Other Taxes                                     ($1,501)
-----------  --------  ----------                                                      --------------  -----------
                              $0   23    Other Selling                                      $931,305
-----------  --------  ----------                                                      --------------  -----------
   $12,601              ($12,601)  24    Other Administrative                               $658,399
-----------  --------  ----------                                                      --------------  -----------
                              $0   25    Interest                                           $777,750
-----------  --------  ----------                                                      --------------  -----------
                              $0   26    Other Expenses:    amortization                  $1,461,364
-----------  --------  ----------                           -------------------------  --------------  -----------
                              $0   27                                                             $0
-----------  --------  ----------      ----------------------------------------------  --------------  -----------
                              $0   28                                                             $0
-----------  --------  ----------      ----------------------------------------------  --------------  -----------
                              $0   29                                                             $0
-----------  --------  ----------      ----------------------------------------------  --------------  -----------
                              $0   30                                                             $0
-----------  --------  ----------      ----------------------------------------------  --------------  -----------
                              $0   31                                                             $0
-----------  --------  ----------      ----------------------------------------------  --------------  -----------
                              $0   32                                                             $0
-----------  --------  ----------      ----------------------------------------------  --------------  -----------
                              $0   33                                                             $0
-----------  --------  ----------      ----------------------------------------------  --------------  -----------
                              $0   34                                                             $0
-----------  --------  ----------      ----------------------------------------------  --------------  -----------
   $33,499        $0    ($33,499)  35        TOTAL EXPENSES                              $10,242,550           $0
-----------  --------  ----------                                                      --------------  -----------
  ($33,499)       $0    ($33,499)  36  SUBTOTAL                                         ($22,106,711)          $0
-----------  --------  ----------                                                      --------------  -----------
                                       REORGANIZATION ITEMS:
 ($101,575)             $101,575   37    Professional Fees                               ($5,709,071)
-----------  --------  ----------                                                      --------------  -----------
                              $0   38    Provisions for Rejected Executory Contracts              $0
-----------  --------  ----------                                                      --------------  -----------
   $42,948               $42,948   39    Interest Earned on Accumulated Cash from           $359,561
-----------  --------  ----------                                                      --------------  -----------
                                         Resulting Chp 11 Case                                    $0
                                                                                       --------------
                              $0   40    Gain or (Loss) from Sale of Equipment          ($61,856,754)
-----------  --------  ----------                                                      --------------  -----------
                              $0   41    U.S. Trustee Quarterly Fees                        ($54,000)
-----------  --------  ----------                                                      --------------  -----------
                              $0   42                                                             $0
-----------  --------  ----------      ----------------------------------------------  --------------  -----------
  ($58,627)       $0    ($58,627)  43         TOTAL REORGANIZATION ITEMS                ($67,260,264)          $0
-----------  --------  ----------                                                      --------------  -----------
  ($92,126)       $0    ($92,126)  44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES   ($89,366,975)          $0
-----------  --------  ----------                                                      --------------  -----------
                              $0   45    Federal & State Income Taxes
-----------  --------  ----------                                                      --------------  -----------
  ($92,126)       $0    ($92,126)  46  NET PROFIT (LOSS)                                ($89,366,975)          $0
===========  ========  ==========                                                      ==============  ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                       0-30 DAYS  31-60 DAYS  61-90 DAYS  91+ DAYS  TOTAL
                                    ---------  ----------  ----------  --------  -----
FEDERAL
       Income Tax Withholding                                                      $0
                                    ---------  ----------  ----------  --------  -----
       FICA - Employee                                                             $0
                                    ---------  ----------  ----------  --------  -----
       FICA - Employer                                                             $0
                                    ---------  ----------  ----------  --------  -----
       Unemployment (FUTA)                                                         $0
                                    ---------  ----------  ----------  --------  -----
       Income                                                                      $0
                                    ---------  ----------  ----------  --------  -----
       Other (Attach List)                                                         $0
                                    ---------  ----------  ----------  --------  -----
TOTAL FEDERAL TAXES                       $0          $0          $0        $0     $0
                                    ---------  ----------  ----------  --------  -----
STATE AND LOCAL
       Income Tax Withholding                                                      $0
                                    ---------  ----------  ----------  --------  -----
       Unemployment (UT)                                                           $0
                                    ---------  ----------  ----------  --------  -----
       Disability Insurance (DI)                                                   $0
                                    ---------  ----------  ----------  --------  -----
       Empl. Training Tax (ETT)                                                    $0
                                    ---------  ----------  ----------  --------  -----
       Sales                                                                       $0
                                    ---------  ----------  ----------  --------  -----
       Excise                                                                      $0
                                    ---------  ----------  ----------  --------  -----
       Real property                                                               $0
                                    ---------  ----------  ----------  --------  -----
       Personal property                                                           $0
                                    ---------  ----------  ----------  --------  -----
       Income                                                                      $0
                                    ---------  ----------  ----------  --------  -----
       Other (Attach List)                                                         $0
                                    ---------  ----------  ----------  --------  -----
TOTAL STATE & LOCAL TAXES                 $0          $0          $0        $0     $0
                                    ---------  ----------  ----------  --------  -----
TOTAL TAXES                               $0          $0          $0        $0     $0
                                    =========  ==========  ==========  ========  =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                            CLAIMED   ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                 AMOUNT   AMOUNT (B)
-------------------------------------------                 -------  ----------
       Secured claims  (a)
                                                            -------  ----------
       Priority claims other than taxes
                                                            -------  ----------
       Priority tax claims
                                                            -------  ----------
       General unsecured claims
                                                            -------  ----------


      (a)   List total amount of claims even it under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                      ACCOUNT 1  ACCOUNT 2  ACCOUNT 3  ACCOUNT 4
                                      ---------  ---------  ---------  ---------
Bank
                                      ---------  ---------  ---------  ---------
Account Type
                                      ---------  ---------  ---------  ---------
Account No.
                                      ---------  ---------  ---------  ---------
Account Purpose
                                      ---------  ---------  ---------  ---------
Balance, End of Month
                                      ---------  ---------  ---------  ---------
Total Funds on Hand for all Accounts        $0
                                      =========


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED
                                          ----------------

                                                                                      Actual                          Cumulative
                                                                                   Current Month                    (Case to Date)
                                                                                   -------------                    --------------
   CASH RECEIPTS
1         Rent/Leases Collected
                                                                                -------------------              -------------------
2         Cash Received from Sales                                                            $0
                                                                                -------------------              -------------------
3         Interest Received                                                                   $0
                                                                                -------------------              -------------------
4         Borrowings
                                                                                -------------------              -------------------
5         Funds from Shareholders, Partners, or Other Insiders
                                                                                -------------------              -------------------
6         Capital Contributions
                                                                                -------------------              -------------------
7
          --------------------------------------------------------------        -------------------              -------------------
8
          --------------------------------------------------------------        -------------------              -------------------
9
          --------------------------------------------------------------        -------------------              -------------------
10
          --------------------------------------------------------------        -------------------              -------------------
11
          --------------------------------------------------------------        -------------------              -------------------

12              TOTAL CASH RECEIPTS                                                           $0                                $0
                                                                                -------------------              -------------------

   CASH DISBURSEMENTS
13        Payments for Inventory                                                               0
                                                                                -------------------              -------------------
14        Selling                                                                             $0
                                                                                -------------------              -------------------
15        Administrative                                                                      $0
                                                                                -------------------              -------------------
16        Capital Expenditures
                                                                                -------------------              -------------------
17        Principal Payments on Debt
                                                                                -------------------              -------------------
18        Interest Paid                                                                       $0
                                                                                -------------------              -------------------
          Rent/Lease:
19              Personal Property
                                                                                -------------------              -------------------
20              Real Property
                                                                                -------------------              -------------------
          Amount Paid to Owner(s)/Officer(s)
21              Salaries
                                                                                -------------------              -------------------
22              Draws
                                                                                -------------------              -------------------
23              Commissions/Royalties
                                                                                -------------------              -------------------
24              Expense Reimbursements
                                                                                -------------------              -------------------
25              Other
                                                                                -------------------              -------------------
26        Salaries/Commissions (less employee withholding)
                                                                                -------------------              -------------------
27        Management Fees
                                                                                -------------------              -------------------
          Taxes:
28              Employee Withholding
                                                                                -------------------              -------------------
29              Employer Payroll Taxes
                                                                                -------------------              -------------------
30              Real Property Taxes
                                                                                -------------------              -------------------
31              Other Taxes
                                                                                -------------------              -------------------
32        Other Cash Outflows:
                                                                                -------------------              -------------------
33
                --------------------------------------------------------        -------------------              -------------------
34
                --------------------------------------------------------        -------------------              -------------------
35
                --------------------------------------------------------        -------------------              -------------------
36
                --------------------------------------------------------        -------------------              -------------------
37
                --------------------------------------------------------        -------------------              -------------------

38              TOTAL CASH DISBURSEMENTS:                                                     $0                                $0
                                                                                -------------------              -------------------

39 NET INCREASE (DECREASE) IN CASH                                                            $0                                $0
                                                                                -------------------              -------------------

40 CASH BALANCE, BEGINNING OF PERIOD
                                                                                -------------------              -------------------

41 CASH BALANCE, END OF PERIOD                                                                $0                                $0
                                                                                ===================              ===================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 11/30/04
                                             ----------

                                                                                      ACTUAL                          CUMULATIVE
   CASH FLOWS FROM OPERATING ACTIVITIES                                            CURRENT MONTH                    (CASE TO DATE)
                                                                                   -------------                    --------------
1        Cash Received from Sales                                                                                       $7,991,102
                                                                                -------------------              -------------------
2        Rent/Leases Collected                                                                                            $598,254
                                                                                -------------------              -------------------
3        Interest Received & Other                                                                                        $900,807
                                                                                -------------------              -------------------
4        Cash Paid to Suppliers                                                                                         $1,638,489
                                                                                -------------------              -------------------
5        Cash Paid for Selling Expenses                                                                                   $821,150
                                                                                -------------------              -------------------
6        Cash Paid for Administrative Expenses                                            $6,062                          $746,958
                                                                                -------------------              -------------------
         Cash Paid for Rents/Leases:
                                                                                                                 -------------------
7            Personal Property                                                                                             $28,009
                                                                                -------------------              -------------------
8            Real Property                                                                                              $1,677,323
                                                                                -------------------              -------------------
9        Cash Paid for Interest                                                                                                 $0
                                                                                -------------------              -------------------
10       Cash Paid for Net Payroll and Benefits                                          $13,348                        $1,894,193
                                                                                -------------------              -------------------
         Cash Paid to Owner(s)/Officer(s)                                                                                       $0
                                                                                                                 -------------------
11           Salaries                                                                    $11,750                          $631,851
                                                                                -------------------              -------------------
12           Draws                                                                                                              $0
                                                                                -------------------              -------------------
13           Commissions/Royalties                                                                                              $0
                                                                                -------------------              -------------------
14           Expense Reimbursements                                                                                             $0
                                                                                -------------------              -------------------
15           Other                                                                                                              $0
                                                                                -------------------              -------------------
         Cash Paid for Taxes Paid/Deposited to Tax Acct.                                                                        $0
                                                                                                                 -------------------
16           Employer Payroll Tax                                                           $323                          $198,238
                                                                                -------------------              -------------------
17           Employee Withholdings                                                                                              $0
                                                                                -------------------              -------------------
18           Real Property Taxes                                                                                                $0
                                                                                -------------------              -------------------
19           Other Taxes (includes withholding taxes paid on UMC shares)                                                $3,267,457
                                                                                -------------------              -------------------
20       Cash Paid for General Expenses                                                   $4,710                          $988,732
                                                                                -------------------              -------------------
21           Rebates                                                                                                      $600,459
         --------------------------------------------------------------         -------------------              -------------------
22
         --------------------------------------------------------------         -------------------              -------------------
23
         --------------------------------------------------------------         -------------------              -------------------
24
         --------------------------------------------------------------         -------------------              -------------------
25
         --------------------------------------------------------------         -------------------              -------------------
26
         --------------------------------------------------------------         -------------------              -------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
             REORGANIZATION ITEMS                                                       ($36,193)                      ($3,002,696)
                                                                                -------------------              -------------------
   CASH FLOWS FROM REORGANIZATION ITEMS
28       Interest Received on Cash Accumulated Due to Chp 11 Case                        $42,948                          $359,561
                                                                                -------------------              -------------------
29       Professional Fees Paid for Services in Connection with Chp 11 Case             $181,416                        $6,468,849
                                                                                -------------------              -------------------
30       U.S. Trustee Quarterly Fees                                                                                       $56,500
                                                                                -------------------              -------------------
31A      KERP/PTO & Severance payments                                                                                  $3,000,000
                                                                                -------------------              -------------------
31B      Net cash (received)/paid related to sold/discontinued product lines                                                    $0
         --------------------------------------------------------------         ----------------------------------------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                          ($138,468)                      ($9,165,788)
                                                                                ----------------------------------------------------
33 NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS          ($174,661)                     ($12,168,484)
                                                                                -------------------              -------------------
   CASH FLOWS FROM INVESTING ACTIVITIES
34       Capital Expenditures                                                                                                   $0
                                                                                -------------------              -------------------
35       Proceeds from Sales of Capital Goods due to Chp 11 Case                                                       $45,294,289
                                                                                -------------------              -------------------
36       Proceeds from UMC sales                                                                                       $64,842,259
         --------------------------------------------------------------         ----------------------------------------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                 $0                      $110,136,548
                                                                                ----------------------------------------------------
   CASH FLOWS FROM FINANCING ACTIVITIES
38       Net Borrowings (Except Insiders)                                                                                       $0
                                                                                -------------------              -------------------
39       Net Borrowings from Shareholders, Partners, or Other Insiders                                                          $0
                                                                                -------------------              -------------------
40       Capital Contributions                                                                                                  $0
                                                                                -------------------              -------------------
41       Principal Payments                                                                                            $21,563,386
                                                                                -------------------              -------------------
42                                                                                                                              $0
         --------------------------------------------------------------         ----------------------------------------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                 $0                      ($21,563,386)
                                                                                ----------------------------------------------------
44 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                ($174,661)                      $76,404,678
                                                                                ----------------------------------------------------
45 CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                   $79,644,224                        $3,064,884
                                                                                ----------------------------------------------------
46 CASH AND CASH EQUIVALENTS AT END OF MONTH                                         $79,469,563                       $79,469,562
                                                                                ====================================================

SONICblue, Inc                                                         Exhibit 1
Professional Payments
--------------------------------------------------------------------------------
|                                               |              |               |
|Vendor                                         |      Date    |        Total  |
--------------------------------------------------------------------------------
Krieg, Keller, Sloan, Reilley & Roman LLP               11/1/04        21,574.57
Pillsbury Wiinthrop LLP                                11/30/04      $159,841.31

--------------------------------------------------------------------------------
Total                                                                $181,415.88
================================================================================

SONICblue, Inc                                                         Exhibit 2
Payments to Officers
--------------------------------------------------------------------------------
|                               |             |              |                 |
|Name                           |   11/5/2004 |   11/19/2004 |      Total      |
--------------------------------------------------------------------------------
Smith, Marcus                        $6,000.00      $5,750.00      $11,750.00

--------------------------------------------------------------------------------
Total                                                              $11,750.00
================================================================================